Exhibit 10.1

AMENDMENT TO THE

WALKER & DUNLOP, INC.

MANAGEMENT DEFERRED STOCK UNIT PURCHASE PLAN

THIS AMENDMENT TO THE WALKER & DUNLOP, INC. MANAGEMENT DEFERRED STOCK UNIT PURCHASE PLAN (this “Amendment”), is made and adopted as of November 3, 2020 by the Board of Directors (the “Board”) of Walker & Dunlop, Inc., a Maryland corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Walker & Dunlop, Inc. Management Deferred Stock Unit Purchase Plan (the “Plan”).

WHEREAS, the Plan may be amended by the Board at any time; and

WHEREAS, the Board desires to amend the Plan as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that the Plan be and hereby is amended as follows:

1.	Section 4(a) of the Plan is hereby amended by deleting the number “530,000” and substituting the number “930,000” in lieu thereof.

2.	This Amendment shall be and is hereby incorporated in and forms a part of the Plan.

3.	Except as set forth herein, the Plan shall remain in full force and effect.

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